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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2002.

UNOVA, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-13279 (Commission File Number)	95-4647021 (IRS Employer Identification No.)
21900 Burbank Boulevard, Woodland Hills, CA (Address of Principal Executive Offices)	91367-7456 (Zip Code)

(818) 992-3000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

        On October 1, 2002, the Cincinnati Machine and Lamb Technicon divisions of the Registrant announced that it planned to combine its business operations in a merger that will largely be complete by the fourth quarter of 2003. See the press release attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

  Exhibit 99.1—UNOVA, Inc. Press Release, issued October 1, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNOVA, INC. (Registrant)
Date:	October 1, 2002	By:	/s/ DANIEL S. BISHOP Daniel S. Bishop Senior Vice President, Secretary and General Counsel

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  Item 9. Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.